UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2009
CATERPILLAR FINANCIAL SERVICES COPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
0-13295 (Commission File Number)	37-1105865 (IRS Employer Identification No.)
2120 West End Avenue, Nashville TN (Address of principal executive offices)	37203 (Zip Code)
Registrant's telephone number, including area code: (615) 341-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Caterpillar Financial Services Corporation (the "Company") intends to file an amendment to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, that will include a restated Consolidated Statement of Cash Flows for the reporting period covered by that report.  Item 4.02 below contains additional information about the Company’s adjustments to its Consolidated Statement of Cash Flows and is incorporated herein by reference.

The information under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review

On September 29, 2009, the Company and its Board of Directors determined that it will restate its Consolidated Statement of Cash Flows for the six months ended June 30, 2009.  The restatement arose as a result of management’s determination that, due to a clerical error, the “Cash flows from operating activities” were understated and the “Cash flows from investing activities” were overstated, each by $163 million, for the six months ended June 30, 2009, see table below.

The restatement does not affect the net change in cash for the quarter ended June 30, 2009, and has no impact on the Company’s Consolidated Statement of Profit, Consolidated Statement of Financial Position or the Consolidated Statement of Changes in Stockholder’s Equity as presented in the Form 10-Q for the quarter ended June 30, 2009.

As a result of the foregoing, the Company intends to file a Form 10-Q/A for the quarter ended June 30, 2009, restating the Consolidated Statement of Cash Flows to correct this error.  The previously filed consolidated financial statements for the quarter ended June 30, 2009, should not be relied upon.

A summary of the effect of the restatement on the Consolidated Statement of Cash Flows for the six months ended June 30, 2009, is as follows:
(Millions of dollars)	As Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Other, net	$(248)	$(85)
Net cash provided by operating activities	$527	$690

CASH FLOWS FROM INVESTING ACTIVITIES:
Other, net	$(1)	$(164)
Net cash provided by (used in) investing activities	$2,068	$1,905

In connection with its evaluation of the restatement described above, management of the Company, including our Chief Executive Officer (CEO) and our Chief Financial Officer (CFO), has concluded that a material weakness in the Company's internal control over financial reporting existed as of June 30, 2009, as further discussed in Form 10-Q/A as referenced above.  Notwithstanding this material weakness, our management has concluded, based on the supplementary review procedures of the Consolidated Statement of Cash Flows and reliance on existing controls not impacted by this error, that the consolidated financial statements included in the Form 10-Q/A fairly present in all material respects the Company’s financial position, results of operations and cash flows for the periods presented in conformity with generally accepted accounting principles.

The Company's management has discussed this matter with the Company’s independent registered public accounting firm PricewaterhouseCoopers LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR FINANCIAL SERVICES CORPORATION

	By:	/s/ Michael G. Sposato
Dated: October 2, 2009		Michael G. Sposato
General Counsel and Secretary